Income Taxes	6 Months Ended
Jun. 30, 2026
Income Taxes [Abstract]
INCOME TAXES
6.	INCOME TAXES

Takung Digital Technology Limited (“Takung Digital”) was incorporated in Albany, New York and Takung Exchange Limited (“Takung Exchange”) was incorporated in Wyoming and both entities are subject to U.S. federal income taxation under the Internal Revenue Code at a statutory federal corporate income-tax rate of 21%. Metaverse HK and Agent Link were incorporated in Hong Kong S.A.R. People’s Republic of China and are subject to Hong Kong profits tax.

In addition to federal income tax, corporations may also be subject to state and local income taxes depending on the jurisdictions in which they operate. Takung Digital, incorporated in New York, may be subject to New York State corporate income tax at a statutory rate of up to 7.25%, plus applicable local taxes. Takung Exchange, incorporated in Wyoming, is not subject to state corporate income tax, as Wyoming does not impose a corporate income tax.

Hong Kong

Two-tier Profits Tax Rates

The two-tier profits tax rates system was introduced under the Inland Revenue (Amendment)(No.3) Ordinance 2018 (“the Ordinance”) of Hong Kong became effective for the assessment year 2018/2019. Under the two-tier profit tax rates regime, the profits tax rate for the first HKD 2 million (approximately $257,311) of assessable profits of a corporation will be subject to the lowered tax rate, 8.25% while the remaining assessable profits will be subject to the legacy tax rate, 16.5%. The Ordinance only allows one entity within a group of “connected entities” is eligible for the two-tier tax rate benefit. An entity is a connected entity of another entity if (1) one of them has control over the other; (2) both of them are under the control (more than 50% of the issued share capital) of the same entity; (3) in the case of the first entity being a natural person carrying on a sole proprietorship business-the other entity is the same person carrying on another sole proprietorship business. Since Metaverse HK are wholly owned and under the control of NFT Limited, these entities are connected entities. Under the Ordinance, it is an entity’s election to nominate the entity that will be subject to the two-tier profits tax rates on its profits tax return. The election is irrevocable. The Company elected Metaverse HK to be subject to the two-tier profits tax rates.

The provision for current income and deferred taxes of Metaverse HK has been calculated by applying the new tax rate of 8.25%.

The subsidiary, Metaverse Digital Payment Co., Limited incurred corporate income tax payable of $30,451 during the first half of year of June 30, 2026. The Company does not expect the position of uncertain tax liabilities will significantly fluctuate within the next twelve months.

The statute of limitations for the Internal Revenue Services to assess the income tax returns on a taxpayer expires three years from the due date of the profits tax return or the date on which it was filed, whichever is later.

In accordance with the Hong Kong profits tax regulations, a tax assessment by the IRD, Inland Revenue Department, may be initiated within six years after the relevant year of assessment, but extendable to 10 years in the case of potential willful underpayment or evasion.